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                                                                EXHIBIT 10(s)(i)

WOOLWORTH CORPORATION AND LOGO


Dale W. Hilpert
President
Chief Operating Officer



John DeWolf


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
Title:                              Senior Vice President - Real Estate

Base:                               $350,000 - to be reviewed annually

Bonus:                              Threshold      Target        Max.
                                    $43,700        $175,000      $306,000
                                    Minimum guaranteed bonus 4/97 - $150,000

Stock Option:                       30,000 shares per year (non-qualified)
                                    3 years - 90,000 total

3-Year Long Term
Plan:                               Threshold      Target        Max.
                                    $142,500       $570,000      $1,100,000

Medical Spending
Account:                            $5,000 per year

LTD Monthly Max:                    $17,500

Life Insurance:                     1x base salary

Personal Financial Planning:        $10,000 year /$6,000 thereafter
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SERP:                        The Supplemental Cash Balance Plan provides
                             credit in addition to the Qualified Cash Balance Plan subject to certain non-compete covenants. The "target" annual credit will be 8% of combined salary and annual bonus. The 8% target will be modified up or down based on annual Company performance. The minimum annual accrual will be 4% of combined salary and annual bonus, regardless of performance. The maximum annual accrual will be 12% of salary and bonus.

Signing Bonus:               $200,000

Relocation, including house purchase at original purchase price

Severance:                   One (1) year's base salary

Starting Time:               30 days from signing or less

Other benefits:              As previously provided
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/s/ John DeWolf                     2/9/96
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    John DeWolf                     (Date)


/s/ Dale W. Hilpert                 2/8/96
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    Dale W. Hilpert                 (Date)